Related Party Transactions	12 Months Ended
Dec. 31, 2018
Related Party Transactions [Abstract]
Related Party Transactions

14. Related Party Transactions

On December 21, 2017, the Company entered into a Purchase Agreement and a Forbearance Agreement as more fully described in Note 10, with certain lenders and investors who were deemed to be affiliates of the Company.

In June, July and August, 2018 the Company received an aggregate of $0.9 million of proceeds from advances made to it by four different lenders including Dr. Cameron Durrant, our Chairman and Chief Executive Officer; Cheval, an affiliate of BHC, the Company’s controlling stockholder; and Ronald Barliant, a director of the Company. See Note 7.

Commencing September 19, 2018, the Company delivered a series of convertible promissory notes evidencing an aggregate of $2.5 million of loans made to the Company by six different lenders, including an affiliate of BHC, the Company’s controlling stockholder. See Note 7.